UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2002

REDBACK NETWORKS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25853	77-0438443
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 Holger Way San Jose, CA 95134
(408) 750–5000
(Address, including zip code, and telephone number, including area code, of principal executive offices)

ITEM 5.    Other Events.

On May 21, 2002, Redback Networks Inc., a Delaware corporation (the “Company”), and Nokia Finance International BV, a private company with limited liability organized under the laws of the Netherlands (“Investor”), entered into a Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, the Company (i) sold and issued to Investor 17,723,297 shares (the “Initial Shares”) of the Company’s common stock (the “Common Stock”), at a purchase price equal to $2.02 per share (or $35,801,060 in the aggregate), and (ii) issued to Investor a Common Stock Purchase Warrant (the “Warrant”) that provides, among other things, for the right of Investor to purchase that number of shares of Common Stock as may be necessary to increase Investor’s holdings to up to an aggregate of 31,901,467 shares of Common Stock, including the Initial Shares issued to Investor and any shares of Common Stock purchased by Investor pursuant to its pre-emptive rights. In addition, the Company and Investor intend to expand their existing commercial relationship in the future.

In connection with the sale of the Initial Shares and the issuance of the Warrant to Investor, the Company and Investor also entered into an Investor’s Rights Agreement (the “Investor’s Rights Agreement”) pursuant to which, among other things, the Company granted to Investor certain (i) registration rights (including “S-3,” “demand” and “piggy-back” rights) with respect to any shares of Common Stock acquired by Investor pursuant to the Purchase Agreement, the Warrant or the Investor’s Rights Agreement, and (ii) pre-emptive rights with respect to certain dilutive events. The Investor’s Rights Agreement also provides that Investor will be subject to certain standstill and voting limitations with respect to the Initial Shares, the shares of Common Stock issued upon exercise of the Warrant and any shares of the Company’s common stock acquired by Investor pursuant to its rights set forth in Sections 3, 8(b) and 8(c) of the Investor’s Rights Agreement. The rights set forth in the Warrant and the Investor’s Rights Agreement will terminate in accordance with the terms and conditions set forth in such agreements.

In addition, in connection with the transactions described above, on May 21, 2002, the Company and US Stock Transfer Corporation executed an amendment (the “Rights Amendment”) to its Rights Agreement, entered on June 12, 2001 (the “Rights Agreement”). The Rights Agreement provides that Investor will not be deemed an “Acquiring Person” under the Rights Agreement on account of its acquisition of shares of Common Stock pursuant to the Purchase Agreement, the Warrant or the certain purchase rights set forth in the Investor’s Rights Agreement.

A copy of the Purchase Agreement, excluding the schedules, is included herein as Exhibit 2.1, a copy of the Warrant is included herein as Exhibit 2.2 and a copy of the Investor’s Rights Agreement is included herein as Exhibit 4.1, and each are incorporated herein by reference. The foregoing description of the Purchase Agreement, the Warrant or the Investor’s Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to such exhibits.

The Amendment to the Rights Agreement, specifying the terms of the Rights, and the Rights Agreement, including the form of the Rights Certificate, are incorporated herein by reference. The foregoing description of the Rights and the Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibits.

ITEM 7.    Financial Statements And Exhibits.

(c)  Exhibits.

2.1	Common Stock and Warrant Purchase Agreement, dated as of May 21, 2002, between Redback Networks Inc. and Nokia Finance International BV.

2.2	Common Stock Purchase Warrant, dated as of May 21, 2002, issued to Nokia Finance International BV by Redback Networks Inc. +

4.1	Investor’s Rights Agreement, dated as of May 21, 2002, between Redback Networks Inc. and Nokia Finance International BV. +

99.1
Text of Press Release, dated May 22, 2002, titled “Nokia Makes Investment in Redback Networks,” as filed with the Securities and Exchange Commission on Form 8-K on May 24, 2002, and incorporated herein by reference.

99.2
Rights Agreement dated June 12, 2001, by and between the Company and US Stock Transfer Corporation, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached as Exhibits A, B and C, respectively thereto, as filed with the Securities and Exchange Commission on Form 8-A on June 15, 2001, and incorporated herein by reference.

99.3
Amendment to the Rights Agreement dated May 21, 2002, by and between the Company and US Stock Transfer Corporation, as filed with the Securities and Exchange Commission on Form 8-A/A on May 31, 2002, and incorporated herein by reference.

+	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDBACK NETWORKS INC.

By:	/s/ DENNIS P. WOLF
Dennis P. Wolf Senior Vice President of Finance and Administration, Chief Financial Officer

Date: May 31, 2002

EXHIBIT INDEX

Exhibit Number	Description

2.1	Common Stock and Warrant Purchase Agreement, dated as of May 21, 2002, between Redback Networks Inc. and Nokia Finance International BV.

2.2	Common Stock Purchase Warrant, dated as of May 21, 2002, issued to Nokia Finance International BV by Redback Networks Inc. +

4.1	Investor’s Rights Agreement, dated as of May 21, 2002, between Redback Networks Inc. and Nokia Finance International BV. +

99.1
Text of Press Release, dated May 22, 2002, titled “Nokia Makes Investment in Redback Networks,” as filed with the Securities and Exchange Commission on Form 8-K on May 24, 2002, and incorporated herein by reference.

99.2
Rights Agreement dated June 12, 2001, by and between the Company and US Stock Transfer Corporation, including the Certificate of Designation, the form of Rights Certificate and the Summary of Rights attached as Exhibits A, B and C, respectively thereto, as filed with the Securities and Exchange Commission on Form 8-A on June 15, 2001, and incorporated herein by reference.

99.3
Amendment to the Rights Agreement dated May 21, 2002, by and between the Company and US Stock Transfer Corporation, as filed with the Securities and Exchange Commission on Form 8-A/A on May 31, 2002, and incorporated herein by reference.

+	Confidential treatment has been requested with respect to certain portions of this exhibit. Omitted portions have been filed separately with the Securities and Exchange Commission.